BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS	April 27, 2026
MetLife MSCI EAFE® Index Portfolio
Class A, Class B, Class E and Class G Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at https://dfinview.com/BHFT. You can also get this information at no cost by calling
1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of
Additional Information, both dated April 27, 2026, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2025, including the notes to the financial statements, the financial highlights and the report of the
Portfolio’s independent registered public accounting firm, all of which are included in Form N-CSR of the Portfolio, dated
December 31, 2025, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective
To track the performance of the MSCI EAFE Index.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E	Class G
Management Fee	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%	0.30%
Other Expenses	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.37%	0.62%	0.52%	0.67%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$38	$119	$208	$468
Class B	$63	$199	$346	$774
Class E	$53	$167	$291	$653
Class G	$68	$214	$373	$835
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The MSCI EAFE Index (also known as the MSCI Europe, Australasia and Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. MetLife Investment Management, LLC (“MIM” or “Subadviser”), the subadviser to the Portfolio, invests the Portfolio’s assets in a selected stratified sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MIM based on a variety of models and factors to, as a group, reflect the composite performance of the MSCI EAFE Index. Although the Portfolio seeks to track the performance of the MSCI EAFE Index, its performance usually will not exactly match that of the index because, among other things, the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not incur these expenses. As of December 31, 2025, the market capitalizations of companies in the MSCI EAFE Index ranged from $2.6 billion to $420.0 billion. The market capitalization limits will vary with market fluctuations. As of December 31, 2025, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MIM, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. The Portfolio also may invest in real estate investment trusts.
In seeking to track the performance of the MSCI EAFE Index, from time to time the Portfolio may focus its investments in one or more industries, sectors, countries or regions.
MIM may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the MSCI EAFE Index.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.
Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Passive Management Risk. In attempting to track the returns of an index, the Portfolio may be more susceptible to risks than an actively managed portfolio because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Sampling Error Risk. To the extent the Portfolio holds only a subset of the index securities, the Portfolio is subject to the risk that its investment performance may not track that of the index as closely as it would if the Portfolio held every security in the index in the same proportions as the index.
Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Model and Data Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Focused Investment Risk. Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and
MetLife MSCI EAFE® Index Portfolio

table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2022	17.81%
Lowest Quarter	Q1 2020	-22.84%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	31.02%	8.62%	8.04%
Class B	30.70%	8.35%	7.76%
Class E	30.78%	8.45%	7.87%
Class G	30.71%	8.30%	7.71%
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)	31.22%	8.92%	8.18%
Management
Adviser. Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser. MetLife Investment Management, LLC is the subadviser to the Portfolio.
Portfolio Managers. Norman Hu, Director, and Mirsad Usejnoski, Director, are the managers of the Portfolio. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
MetLife MSCI EAFE® Index Portfolio

BHF-36807